UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2017

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant’s telephone number, including area code)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of EisnerAmper, LLP

On April 20, 2017, Authentidate Holding Corp. (the “Company”) dismissed EisnerAmper, LLP (“Eisner”) as the Company’s independent registered public accounting firm. Eisner has served as the Company’s independent registered public accounting firm since April 2005. The decision to dismiss Eisner as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors. The reports of Eisner on the Company’s financial statements for each of the full fiscal years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Eisner’s reports for both periods included an explanatory paragraph expressing the substantial doubt about the Company’s ability to continue as a going concern. The conclusion of Eisner that the Company may be unable to continue as a going concern was based on its negative working capital position and that its capital requirements have been and will continue to be significant.

During the Company’s fiscal years ended June 30, 2016 and June 30, 2015, and through the date of dismissal, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report. Further, during the fiscal years ended June 30, 2016 and June 30, 2015 and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), except as described herein.

In connection with its review of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the audit of the Company’s financial statements included in the Company’s Transition Report on Form10-KT for the six month period ended June 30, 2015, and the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Eisner had advised the Company of certain material weaknesses in the Company’s system of internal control over financial reporting. In each of these periodic reports, the Company disclosed material weaknesses in its system of internal controls. These material weaknesses relate to insufficient resources in its accounting function; insufficient levels of monitoring, oversight and segregation of duties; inadequate controls to ensure that information necessary to properly record transactions is adequately communicated on a timely basis from non-financial personnel to those responsible for financial reporting; and the inability to establish and maintain effective controls over the identification of reduced revenue collections due to modifications of payor claims adjudication process and lack of communication between financial personnel and non-financial personnel which resulted in the overstatement of revenues and accounts receivable for the period ended March 31, 2016. Consistent with such findings, the Company’s management concluded that its internal control over financial reporting was not effective as of such periods. In addition, as previously reported by the Company, on February 17, 2017, the Audit Committee of the Board of Directors determined that the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2016, filed on September 27, 2016, contained material errors related to Company’s recognized revenue estimates and would be restated. The Company subsequently filed an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 (the “Amended Form 10-Q”) to restate the financial statements contained therein on April 5, 2017. As described in the Amended Form 10-Q, the restatement was necessitated due to errors in the revenue estimates the Company employed for the quarter ended March 31, 2016, which did not account for changes in the claims adjudication processes utilized by payors beginning in January 2016 as well as the decision by the Centers for Medicare and Medicaid Services (CMS) in January 2016 to reduce the unit reimbursement rate for many of the tests typically performed by the Company along with the number of tests that CMS would reimburse. The Company had also concluded that these errors resulted from the material weaknesses in the Company’s internal control over financial reporting.

The Company provided Eisner with a copy of this Form 8-K, and requested that Eisner furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01, and, if not, stating the respects in which it does not agree. The letter of Eisner addressed to the SEC is attached hereto as Exhibit No. 16.1.

(b)	Engagement of Rosenberg Rich Baker Berman & Company

Further, on April 18, 2017, the Audit Committee of the Company’s Board of Directors engaged Rosenberg Rich Baker Berman & Company (“RRBB”) as the Company’s independent registered public accounting firm for the 2017 fiscal year. Prior to the engagement of RRBB, neither the Company nor anyone acting on its behalf consulted with RRBB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit No.	Description

16.1	Letter from EisnerAmper, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Hanif A. Roshan
Name: Hanif A. Roshan
Title: Chief Executive Officer
Date: April 24, 2017

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from EisnerAmper, LLP